EXHIBIT 99.1

JPMorgan Small/Mid Cap Conference Boston November 14, 2006

Merrill Lynch Banking and Financial Services Conference November 15, 2006

Statements made in this presentation, including in response to questions, which are not historical facts are forward- looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements about the possible effects of the proposed merger with City Bancorp, opportunities for long-term deposits and new relationships, redevelopment of areas affected by Hurricane Katrina, potential markets for expansion, capital position, small and mid-sized business customers, growth of insurance commission revenue, credit culture, loan demand and the future operating results of BancorpSouth, Inc., through BancorpSouth Bank and other operating subsidiaries. These forward-looking statements are based on management's current expectations and, as such, are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could cause actual results to differ from management's expectations include, but are not limited to, the ability to obtain required shareholder and regulatory approvals for the merger, the ability of BancorpSouth and City Bancorp to close the merger, BancorpSouth's ability to successfully integrate the operations of The Signature Bank after the merger, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic condition, the rate of economic recovery in the region affected by Hurricane Katrina, changes in BancorpSouth's expansion strategy, changes in the national economy and in the economy in BancorpSouth's market areas, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and the other factors discussed in BancorpSouth's filings on Forms 10-K, 10-Q and 8-K as filed with the Securities and Exchange Commission from time to time. Except as required by law, BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Forward Looking Information

Corporate Profile 3 Banking Markets Insurance Markets $12.8 billion in assets 8-state financial holding company 289 locations Provides comprehensive line of financial products and services to individuals and to small/mid-size businesses Traditional banking and non-interest products $2 billion market capitalization * * * Including pending acquisition *

Springfield Metro Area S P R I N G F I E L D M I S S O U R I

Springfield Metro Area

Market Area Highlights

Population	**398,124**
Per capita income	**$34,657**

3rd largest metro area in Missouri behind Kansas City and St. Louis

Major employment sectors

Manufacturing	**Government**
Health Care	**Retail**
Education	

Springfield-Branson National Airport- 4th fastest growing airport in US in 2005

5

S P R I N G F I E L D M I S S O U R I

Key Investment Considerations Unique market presence and growth opportunity Focused on retail customers and small/mid-size business High degree of local management authority Size leveraged to support local offices Substantial investment in technology Solid capital position Focused on shareholder value 6

The BancorpSouth Mission Mission: Be the leading financial services company in our markets, close to our customers and focused on the communities we serve. Maximize shareholder value through consistently strong earnings performance, market share and maintenance of high quality assets. Continuously transform BancorpSouth into a truly diverse and comprehensive financial services company. Be our customers' provider of choice for financial services, a multi- faceted relationship providing greater value to both the customer and our company. Provide an inspiring career opportunity for dedicated professionals. 7

Meeting the Needs of Customers Mortgage Lending & Servicing Credit Cards Student Loans Commercial Banking & Cash Management Insurance Trust & Asset Management Investment & Brokerage Services Personal & Business Banking BancorpSouth Family of Services Continuously transform BancorpSouth into a truly diverse and comprehensive financial services company. 8

BancorpSouth total insurance commissions for six months ended June 30, 2006 was $33,856,000. Selected Southeast Bank Holding Companies Ranked by Insurance Revenue *Source: American Bankers Insurance Association BancorpSouth Insurance Services 9 Rank (In thousands) BB&T Corporation, Winston-Salem, NC Wachovia Corporation, Charlotte, NC Regions Financial Corp., Birmingham, AL SunTrust Banks, Inc., Atlanta, GA BancorpSouth, Inc., Tupelo, MS 4 5 10 11 15 $388,375 $190,000 $39,944 $39,290 $33,856 Compass Bancshares, Inc., Birmingham, AL 39 $6,984

Assets in Client Accounts 1.01 billion Investment Services Income $ 3.895 million Number of Accounts 6,043 Registered Offices 23 Registered Securities Representatives 19 Corporate Financial Group Trust and Asset Management September 30, 2006 Market Value of Assets 3.7 billion Trust Service Income 8.7 million Number of Accounts 5,449 BancorpSouth Investment Services, Inc. September 30, 2006 10 * * * For nine months ended September 30, 2006 $ $ $

3Q05 3Q04 Customers Households Customers, Households, & Cross-Sell Continued increase in number of customers and households: Numbers do not include Investments or Insurance. Also... Continued increase in accounts and services per household Continued decrease in single-service customers A multi-faceted relationship providing greater value to both the customer and the company. 416,209 411,909 508,417 499,020 11 3Q06 531,178 434,341

Deposits $7.8 $8.5 $8.4 $8.8 $9.2 $9.5 $5.0 $5.5 $6.0 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 2001 2002 2003 2004 2005 2006 Total Deposits as of September 30 ($ in billions) 12 Deposit Composition* Noninterest Bearing 18% NOW 6% Money Market 23% Savings 8% CD's 45% Deposits by Region* *(as of September 30, 2006) 50% 6% 20% 6% 12% 6% Louisiana

Check 21 at BXS First bank in nation to implement multiple image exchange networks* Presenting over 25% of our items electronically Benefits achieved: -Accelerated collection of $35 million/day in transit items -Accelerated payment of $40 million/day in BXS items -Remote branch image capture -Corporate image capture *Source: FedFocus, November 2005, Federal Reserve Bank 13

Internet Banking Experienced 10% growth in Internet banking customer accounts Qtr 3 - 2005 to Qtr 3 - 2006. 14 10.1% 33.5% 41.0% 45.1% Internet Banking Highlights - 50,000 100,000 150,000 200,000 250,000 Internet Banking Customers Interbank Transfers via Internet Banking Bill Pay Users Bills Paid via Bill Pay Number Qtr 3 - 2005 Qtr 3 - 2006

Commercial Banking and Cash Management Increases in Commercial Checking and Cash Management Services: 11.87% in Commercial Checking balances 21.6% in Cash Management customers 37.27% in Cash Management sweep product balances 11.13% in total analyzed fee equivalent revenue for Cash Management Approximately $1.1 billion in Cash Management balances. 15 * * 9-30-06 as compared to 9-30-05

Small Business Banking "Banking for Small Business" product package featuring Free Small Business Checking drives small business efforts Bundle of services promotes all lines of business September 30, 2005 to September 30, 2006 Small Business Checking Growth Accounts increased 32% Balances increased 39% 16

A Strong Credit Culture Aggressive loan growth goals Maintain asset quality levels Consistently low levels of non-performing assets and loan losses 17

$6.1 $6.4 $6.3 $6.5 $7.1 $7.8 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 $7.0 $7.5 $8.0 2001 2002 2003 2004 2005 2006 Loans Net of Unearned Income as of September 30 Loans ($ in billions) 18 Loan Composition* *(as of September 30, 2006) Leases 3% Other < 1% Commercial 12% Agricultural 1% Consumer and Installment 5% Real Estate Mortgage 78% Loans Net of Unearned Income* 7% 16% 8% 49% 14% 6% Alabama Arkansas Florida Louisiana Mississippi Tennessee Texas

Loan Growth Loans increased 9.6% to $7.8 billion at 09/30/06 from $7.1 billion at 09/30/05 De novo entries -Longview, TX -Lufkin, TX -Tyler, TX -Gulf Shores, AL -Huntsville, AL -Fayetteville, AR -Lafayette, LA -Destin, FL Pending Acquisition of The Signature Bank -Springfield, MO -St. Louis, MO 19

Hurricane Impact GO Zone Bonus Depreciation Allowance in first year of 50% of most new property investments Increased Expensing under Section 179 of IRS Code Special 5-Year Carry Back of NOLs Availability of up to $15 billion in tax-exempt bonds 20 The Gulf Opportunity Zone Act of 2005 is federal legislation that provides for federal tax incentives to areas affected by Hurricanes Katrina, Rita and Wilma that were designated as warranting individual and/or public assistance.

$ Nine Months Ended September 30, % Change 2006 2005 Net interest revenue 289,548 $ Provision for credit losses 2,252 Noninterest revenue 155,604 Noninterest expense 293,013 Income before income taxes 149,887 Income tax provision 46,016 Net Income 103,871 Net Income per share: diluted 1.31 263,288 22,492 145,105 269,777 116,124 35,730 80,394 1.02 9.97 -89.99 7.24 8.61 29.07 28.79 29.20 28.43 Three Quarters of 2006 Operating Results Dollars in thousands, except per share amounts 21

Nine Months Ended September 30, % Change 2006 2005 Return on average assets 19.19 Return on common equity 20.16 Return on tangible equity 0.99% 11.61% 13.94% 22.45 Average shares - diluted 79,552,314 78,559,901 1.26 Performance Ratios 1.18% 13.95% 17.07% 22 Net interest margin 3.71% 3.64% 1.92

Net Interest Margin 23 3.48% 3.61% 3.64% 3.73% 3.75% 3.66% 3.64% 3.51% 3.66% 3.00% 3.25% 3.50% 3.75% 4.00% Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06

Total assets Total earning assets Loans, net of unearned discount Allowance for credit losses Total deposits Common shareholders' equity Book value per share September 30, 2006 2005 % Change $ $ 11,859,942 10,747,814 7,773,682 97,391 9,492,374 1,031,359 13.03 11,065,258 10,093,364 7,091,063 101,067 9,221,267 940,878 12.02 7.18 6.48 9.63 -3.64 2.94 9.62 8.40 Balance Sheet Dollars in thousands, except per share amounts 24

Historical Performance 25 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $10.2 $10.3 $10.8 $11.8 $11.9 2001 2002 2003 2004 2005 Q3-2006 Assets ($ in billions) 1.13% 1.28% 1.05% 1.05% 1.18% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 2001 2002 2003 2004 2005 Q3-2006 Return on Average Assets Return on Average Tangible Equity 1.06% $9.4 13.27% 14.74% 17.06% 14.42% 14.80% 17.07% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2001 2002 2003 2004 2005 Q3-2006

0.32 0.40 0.33 0.29 0.44 0.47 0.45 0.38 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 $0.55 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 EPS Trends 26

$0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Dividend History 27

Contact Information BancorpSouth's common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com . Investor Inquiries: L. Nash Allen, Jr. Chief Financial Officer BancorpSouth, Inc. 662-680-2330 nash.allen@bxs.com BancorpSouth

The Emerging Regional Bank of the Mid-South